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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                               November 14, 2000
                Date of Report (Date of earliest event reported)

                           PRECISION AUTO CARE, INC.
             (Exact name of registrant as specified in its charter)

            Virginia                   1-14510                 54-1847851
(State or other jurisdiction of      (Commission             (IRS Employer
         incorporation)              File Number)         Identification No.)

                748 Miller Drive, S.E., Leesburg, Virginia 20175
              (Address of principal executive offices)   (Zip Code)

                                  703-777-9095
              (Registrant's telephone number, including area code)


Item 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

a) Previous independent auditors.

(i) On November 8, 2000, the Registrant dismissed the accounting firm of Ernst & Young LLP as its independent auditors effective November 8, 2000. On November 9, 2000, the Registrant received a letter from Ernst & Young LLP confirming that the client-auditor relationship between the Registrant and Ernst & Young LLP had ceased.

(ii) Ernst & Young LLP's reports on the Registrant's financial statements for the past two fiscal years have contained no adverse opinions or disclaimers of opinion and were not qualified or modified as to audit scope or accounting
principles.   However, Ernst & Young LLP's report dated October 8, 1999 with respect to the Registrant's financial statements for the year ended June 30, 1999 was modified as to uncertainty about the Registrant's ability to continue as a going concern. Ernst & Young LLP noted a material weakness and a reportable condition in internal
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control in conducting their audit for the year ended June 30, 1999 which it described in a management letter to the Registrant's Audit Committee dated October 8, 1999. The letter received from Ernst & Young LLP noted a material weakness in internal control related to the Registrant's inability to prepare timely financial statements and a reportable condition in internal control related to transactions of subsidiaries of the Registrant that were unrecorded or recorded incorrectly. Ernst & Young LLP did not issue a management letter in connection with their audit of the Registrant's June 30, 2000 financial statements.

(iii) In connection with the audits of the Registrant's financial statements for each of the two fiscal years ended June 30, 2000, and in the subsequent interim period, there were no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedure which would have caused Ernst & Young LLP to make reference in their report to such disagreements if not resolved to their satisfaction.

(iv) On November 8, 2000, the Registrant's Audit Committee and Board of Directors approved the decision to change independent auditors from Ernst & Young LLP to Grant Thornton LLP.

(v) The Registrant has provided Ernst & Young LLP with a copy of this disclosure and requested that Ernst & Young LLP furnish the Registrant with a letter addressed to the Securities and Exchange Commission (the "Commission") stating whether it agrees with the above statements. A copy of the Ernst & Young LLP letter dated November 13, 2000 addressed to the Commission is filed as Exhibit 1 to this Form 8-K.

(b) New independent accountants.

(i) On November 8, 2000, the Registrant engaged Grant Thornton LLP as its new independent accountants for the fiscal year ending June 30, 2001.

(ii) Prior to November 8, 2000, the Company had not consulted with Grant Thornton LLP on items which involved the Company's accounting principles or the type of audit opinion to be issued on the Company's financial statements, but did discuss with Grant Thornton LLP its engagement fees and standard engagement terms for serving as the Registrant's auditors.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

        Exhibit 1 Letter from Ernst & Young LLP dated November 14, 2000, pursuant to Item 304(a)(3)


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                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                              Precision Auto Care, Inc.

Date: November 14, 2000                       By: /s/ Louis M. Brown
                                                  ---------------------
                                                  Louis M. Brown
                                                  Chief Executive Officer


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